UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2013

SPAR Group, Inc.

Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment

SPAR Group, Inc. ("SGRP" or the "Registrant"), and its subsidiaries (together with SGRP, "we", "our" or the "Company"), filed a Current Report on Form 8-K with the Securities and Exchange Commission on March 15, 2013 (the "March 15 Current Report"), with respect to the accounting firm changes described below. SGRP filing this Current Report on Form 8-K/A (this "Report") in order to clarify those accounting firm changes and amend and restate Item 401 as previously contained in the March 15 Current Report.

Item 4.01      Changes in Registrant’s Certifying Accountant.

Rehmann Robson ("Rehmann") is for 2012, and for several years has been, the principal independent public accounting firm engaged to audit the consolidated financial statements of SPAR Group, Inc. ("SGRP" or the "Registrant"), and its subsidiaries (together with SGRP, "we", "our" or the "Company"). In the Company's 2011 audit report, Rehmann accepted audit responsibility for the financial statements of our then newly formed Mexican subsidiary, SPAR TODOPROMO, SAPI, de CV ("Todopromo"), and our South African subsidiary, SGRP Meridian (Pty), Ltd. ("Meridian"), and relied upon the audit report of Nitin Mittal & Co. ("Nitin Mittal") respecting our Indian subsidiary, SPAR Krognos Marketing Private Limited ("Krognos").

We are filing this Current Report on Form 8-K (this "Report") for informational purposes since we believe that the engagements of the local principal independent accountants for our subsidiaries in Mexico and South Africa described below, as well as the assumption of audit responsibility by Rehmann for our subsidiary in India as described below, were due to changes in their respective significance to the Company's consolidated financial statements (as contemplated in Item 4.01 of the 8-K Form).

The Company believes that its Indian subsidiary, Krognos, is not significant to the Company's consolidated financial statements and was not significant in either 2011 or 2012, and that a local audit is not and was not necessary. Nitin Mittal did the local audit for Krognos in 2011 even though the Company does not believe it was necessary to do such a local audit. Although Nitin Mittal did not resign, did not decline to stand for re-election and was not dismissed from the Company’s audit engagement respecting Krognos in 2012, the Company decided to not re-engage Nitin Mittal for the Krognos 2012 audit, and Rehmann agreed to assume the 2012 audit responsibility for Krognos.

The Company believes that in 2012 Todopromo became more significant to the Company's consolidated financial statements, due in part to 2012 being its first full year as part of the Company, and accordingly a full (i.e., U.S. GAAP and PCAOB compliant) local audit was deemed appropriate. In order to provide the 2012 audit of Todopromo, on January 14, 2013 the Company engaged Gossler, Sociedad Civil, Member Crowe Horwath International ("CHG-MX"). It is important to note that CHG-MX was the audit firm that did the local audit procedures for Todopromo respecting 2011. The Company believes this to be more of a reallocation in the engagement scopes of Rehmann and CHG-MX than an actual change in accountants.

The Company also believes that in 2012 Meridian became significant to the Company's consolidated financial statements, both as a result of internal growth and its acquisition in September 2012 of a new consolidated subsidiary in South Africa, CMR Meridian (Pty) Ltd. ("CMR"). In light of such anticipated increasing significance, the Company on January 16, 2013 engaged BDO South Africa Inc. ("BDO-SA") to provide the requested audits of Meridian and CMR in South Africa respecting 2012. BDO-SA did not previously provide any services to Meridian or CMR.

Rehmann did not resign, did not decline to stand for re-election and was not dismissed from the Company’s audit engagements respecting Todopromo or Meridian. Instead, the scope of its engagement changed to encompass reliance on the new full (i.e., U.S. GAAP and PCAOB compliant) local audits instead of its past reliance on local procedures.

The engagement of CHG-MX and BDO-SA, and the reallocation of audit responsibility to Rehmann from Nitan Mittal, was approved by SGRP's Audit Committee and Board of Directors. In deciding to recommend the engagement of CHG-MX and BDO-SA to SGRP's Board of Directors, the Audit Committee of SGRP and management of the Company reviewed auditor independence and existing commercial relationships with CHG-MX and BDO-SA, and concluded that CHG-MX and BDO-SA had no commercial relationships with the Company that would impair its independence. During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through the date of the filing of this Report, neither the Company nor anyone acting on its behalf has consulted with CHG-MX or BDO-SA on any matters or events set forth in Item 304(a)(2) of Regulation S-K. However, CHG-MX did perform certain procedures respecting Todopromo in Mexico for Rehmann in connection with its 2011 audit of the Corporation's consolidated financial statements.

During the fiscal years ended December 31, 2012 and 2011, and in the subsequent interim period through the date of this Report there have been (i) no adverse opinions, disclaimers of opinion or qualifications as to uncertainty, audit scope or accounting principles contained in any report by Rehmann or Nitin Mittal on the Corporation's consolidated financial statements, (ii) no unresolved "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Corporation and Rehmann or Nitin Mittal on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (iii) no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Corporation provided each of Rehmann and Nitin Mittal with a copy of the statements being made in this Report. The Corporation requested that each of Rehmann and Nitin Mittal furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Report. Each responded that it had no disagreement with such statements, and copies of their response letters are attached hereto as Exhibits 16.1 and 16.2.

Forward Looking Statements

Statements contained in this Report and the attached exhibits include "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including (without limitation) any statements relating to anticipated, expected, intended, planned, prospective or desired customers, acquisitions, growth or markets, trends, updates, or other anticipated, estimated, expected or desired assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, profits, prospects, sales, strategies, taxation, valuation or other achievement, results, risks or condition. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words. You should carefully consider all such information and the other risks and cautions noted in the Company's Annual, Quarterly and Current Reports and other filings under applicable Securities Laws (including this Report, each a "SEC Report", each of which is available on the Company's website at http://investors.sparinc.com) that could cause the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition to differ materially from those anticipated by the Company and described in the information in the Company's forward-looking statements, risk factors or other cautionary statements, whether express or implied, as the Company's anticipations are based upon the Company's plans, intentions, expectations and estimates and (although the Company believe them to be reasonable) involve known and unknown risks, uncertainties and other factors that could cause them to fail to occur or be realized or to be materially and adversely different from those the Company anticipated.

Although the Company believe that its plans, intentions, expectations and estimates reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, expectations or estimates will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described below (See Item 1A – Risk Factors) and any other cautionary statements contained or incorporated by reference in this Report or in our latest Annual Report and subsequent SEC Reports. All forward-looking and other statements attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other cautionary statements.

You should not place undue reliance on the Company's forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control. The Company's forward-looking statements are based on the information currently available to it and speak only as of the referenced date(s) or, in the case of forward-looking statements incorporated by reference, as of the date of the SEC Report that includes such statement. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Over time, the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition will likely differ from those expressed or implied by the Company's forward-looking statements, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other cautionary statements (in whole or in part), whether as a result of new information, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits:
	16.1.	Letter from Rehmann Robson dated April 4, 2013, as attached hereto.
	16.2.	Letter from Nitin Mittal & Co. dated April 4, 2013, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:April 5, 2013	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Rehmann Robson dated April 4, 2013, as attached hereto.
16.2	Letter from Nitin Mittal & Co. dated April 4, 2013, as attached hereto.